UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023 (January 27, 2023)

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41163	85-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent applicable, the disclosures set forth below in Item 8.01 of this Current Report on Form 8-K are incorporated by reference herein. The securities issuable pursuant to the private placement transactions disclosed under Item 8.01 will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of issuance, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

In connection with the Offering (as defined below), TeraWulf Inc. (the “Company”) shared a presentation with prospective investors (the “Investor Presentation”). A copy of the Company’s Investor Presentation is being furnished herewith as Exhibit 99.1.

The disclosures included in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act.

Item 8.01.	Other Events.

Common Stock Offering

On February 1, 2023, the Company issued a press release announcing that the Company has commenced an underwritten public offering of shares of common stock, par value $0.001 per share, of TeraWulf Inc. (the “Offering”). JonesTrading Institutional Services LLC is acting as sole book-running manager for the Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The Company expects to use the net proceeds from the Offering for general corporate purposes, which may include working capital and/or capital expenditures.

This Current Report on Form 8–K shall not constitute an offer to sell or a solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Entry into Binding Term Sheet for Fifth Amendment to LGSA

On January 27, 2023, the Company entered into a binding term sheet with its lenders (the “Term Sheet”) pursuant to which the parties agreed to make certain amendments to the Loan, Guaranty and Security Agreement dated as of December 1, 2021, by and among the Company, the guarantors party thereto, the lenders party thereto, and Wilmington Trust, National Association, in its capacity as administrative agent and collateral agent (as amended from time to time, the “LGSA”). The Term Sheet for the contemplated fifth amendment to the LSGA (the “Fifth Amendment”) eliminates mandatory amortization of the term loan through April 8, 2024, subject to certain conditions, including the completion of an equity capital raise with aggregate net proceeds of at least $33.5 million by March 15, 2023 (such capital raise, the “Qualifying Equity Capital Raise). The Term Sheet also provides for an excess cash flow sweep in place of scheduled principal payments, which will automatically extend to the maturity of the term loan on December 1, 2024 in the event the Company repays at least $40 million of the term loan by April 1, 2024. The modifications to the term loan’s amortization schedule are also contingent on the Company complying with certain corporate governance provisions, and that no default or event of default has occurred or is occurring under the term loan.

The Fifth Amendment will become effective upon the satisfaction of certain conditions, including, among other things, (i) the issuance by the Company of penny warrants to the lenders to purchase an aggregate number of shares of common stock equal to 10% of the Company’s fully diluted equity determined as of the Fifth Amendment effective date, (ii) the issuance by the Company of warrants to the lenders to purchase an aggregate number of shares of common stock equal to 5% of the Company’s fully diluted equity determined as of the Fifth Amendment effective date with an exercise price of $1.00 and (iii) receipt by the Company of binding commitments for no less than $10 million of the Qualifying Equity Capital Raise (excluding certain previously disclosed warrants the Company issued in December 2022), provided that any commitment for convertible indebtedness must provide for mandatory conversion into equity prior to March 15, 2023.

The foregoing description of the Term Sheet is only a summary of the material terms, does not purport to be complete, and is qualified in its entirety by reference to the Term Sheet, which is filed herewith as Exhibit 99.3 and incorporated by reference herein.

Private Placements

Warrants

On January 30, 2023, the Company entered into (a) subscription agreements (the “Warrant Subscription Agreements”) with certain accredited investors (the “Warrant Investors”) pursuant to which such Warrant Investors purchased from the Company 2,380,952 warrants, each exercisable to purchase one share of the Company’s Common Stock at an exercise price of $0.00001 per share of Common Stock (the “Warrants”), in private placement transactions exempt from registration under Section 4(a)(2) and/or Regulation D under the Securities Act for an aggregate purchase price of $2.5 million, based on a price per share of Common Stock of $1.05 for a total of 2,380,952 shares of Common Stock and (b) warrant agreements (the “Warrant Agreements”) with such Warrant Investors. The Warrant Agreements govern the terms and conditions of the Warrants, which are exercisable beginning on the first business day following the date on which shareholder approval of an increase in the Company’s authorized Common Stock is obtained (the “Shareholder Approval Date”) and expire on December 31, 2023.

Pursuant to the Warrant Subscription Agreements, the Company agreed to provide customary registration rights to the Warrant Investors with respect to the Common Stock issuable upon conversion of the Warrants. The Warrant Subscription Agreements contain customary representations, warranties, covenants and is subject to customary closing conditions and termination rights.

Common Stock

As previously disclosed, on December 12, 2022, the Company entered into subscription agreements with certain accredited investors (the “December Investors”) pursuant to which, inter alia, the Company issued 11,250,000 warrants exercisable for 8,750,000 shares of common stock, at an exercise price equal to $0.40 per share of common stock (the “December Warrants”), in a private placement transaction (the “December Private Placement”) exempt from registration under Section 4(a)(2)/Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The December Warrants became exercisable on January 16, 2023 and expired on January 31, 2023.

On January 30, 2023, the Company entered into additional subscription agreements with the December Investors pursuant to which such December Investors purchased from the Company shares of the Company’s common stock, at a purchase price of $0.40 per share of common stock, in private placement transactions exempt from registration under Section 4(a)(2) and/or Regulation D under the Securities Act for an aggregate purchase price of $1.75 million (the “January Private Placement”). The January Private Placement effectively replaces 50% of the unexercised December Warrants at the same purchase price of $0.40 per share of common stock. The closing of the January Private Placement is subject to certain conditions, including the completion of a $30 million equity capital raise by the Company, which may be unilaterally waived by the December Investors, and the receipt of Shareholder Approval (as defined below).

On February 1, 2023, the Company entered into additional subscription agreements (together with the January Common Stock Subscription Agreements, the “Common Stock Subscription Agreements”), with certain accredited investors (the “February Common Stock Investors”), pursuant to which such February Common Stock Investors purchased from the Company shares of the Company’s common stock, as a purchase price of $0.68 per share of common stock, in private placement transactions exempt from registration under Section 4(a)(2) and/or Regulation D under the Securities Act for an aggregate purchase price of $0.94 million (the “February Private Placement”). The February Private Placement is currently expected to close on February 2, 2023.

Pursuant to the Common Stock Subscription Agreements, the Company agreed to provide customary registration rights to the Common Stock Investors. The Common Stock Subscription Agreements contain customary representations, warranties, covenants and are subject to customary closing conditions and termination rights.

Amendments to October 2022 Private Placements

As previously disclosed, on October 6, 2022, the Company entered into private placement subscription agreements with certain accredited and/or institutional investors under Section 4(a)(2) and/or Regulation D under the Securities Act pursuant to which such investors purchased units which immediately separated into shares of common stock and warrants. On January 30, 2023, certain of these investors agreed to amend the terms of their warrants such that their warrants would become exercisable only after the Shareholder Approval Date.

Convertible Promissory Notes

Amendment to Existing Convertible Promissory Notes

On January 30, 2023, the Company entered into amendments to its previously issued convertible promissory notes (the “Existing Convertible Promissory Notes”), originally issued to certain accredited investors on November 25, 2022 and further amended on December 12, 2022, in privately negotiated transactions as part of a private placement exempt from registration under Section 4(a)(2) and/or Regulation D under the Securities Act in an aggregate principal amount of approximately $3.4 million. The amendments amend the conversion date of the Existing Convertible Promissory Notes from March 1, 2023 to the third business day following the Shareholder Approval Date.

Entry into New Convertible Promissory Note

On January 30, 2023, the Company entered into a new convertible promissory note (the “New Convertible Promissory Note”) to an accredited investor in a privately negotiated transaction as part of a private placement exempt from registration under Section 4(a)(2) and/or Regulation D under the Securities Act in an aggregate principal amount of $1.25 million. The New Convertible Promissory Note has a maturity date of April 1, 2025 and accrues annual interest at a rate of 4%. The New Convertible Promissory Note is automatically convertible into Common Stock of the Company on the third business day following the Shareholder Approval Date (the “Conversion Date”) at a conversion price equal to the lowest price per share paid by investors purchasing equity securities in any sale of equity securities by the Company between the issuance date of the New Convertible Promissory Note and the Conversion Date with an aggregate gross sales price of not less than $5 million, subject to certain exclusions set forth in the New Convertible Promissory Note.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Foundry USA Pool Service Agreement, dated as of August 27, 2020

10.2	Digital Asset Custodial Agreement, by and between NYDIG Trust Company LLC and Lake Mariner Data LLC, dated as of March 10, 2022

10.3	Digital Asset Execution Agreement, by and between NYDIG Execution LLC and Lake Mariner Data LLC, dated as of September 16, 2022

10.4	Amended and Restated Limited Liability Company Agreement of Nautilus Cryptomine LLC, effective as of August 27, 2022

99.1	Investor Presentation

99.2	Press Release, dated February 1, 2023

99.3	5th Amendment to TeraWulf Loan, Guaranty and Security Agreement Binding Term Sheet, dated as of January 27, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the data mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or breakdown, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

Dated: February 1, 2023	By:	/s/ Patrick A. Fleury
	Name:	Patrick A. Fleury
	Title:	Chief Financial Officer

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